Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Acxiom Corporation ("the Company”), acting pursuant to authorization of the Board of Directors of the Company, hereby appoints Catherine L. Hughes, Jerry C. Jones and Christopher W. Wolf, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of the Company, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 7,000,000 shares of common stock, $.10 par value, of Acxiom to be issued and delivered in accordance with the 2005 Equity Compensation Plan of Acxiom Corporation, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 26th day of October, 2007.

Signed: /s/ William T. Dillard II Name: WILLIAM T. DILLARD II
Signed: /s/ Michael J. Durham Name: MICHAEL J. DURHAM
Signed: /s/ Mary L. Good Name: MARY L. GOOD
Signed: /s/ Ann Die hasselmo Name: ANN DIE HASSELMO
Signed: /s/ William J. Henderson Name: WILLIAM J. HENDERSON
Signed: /s/ Thomas F. (Mack) McLarty, III Name: THOMAS F. (MACK) McLARTY, III
Signed: /s/ Charles D. Morgan Name: CHARLES D. MORGAN
Signed: /s/ Stephen M. Patterson Name: STEPHEN M. PATTERSON
Signed: /s/ Jeffrey W. Ubben Name: JEFFREY W. UBBEN
Signed: /s/ R. Halsey Wise Name: R. HALSEY WISE

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Acxiom Corporation ("the Company”), acting pursuant to authorization of the Board of Directors of the Company, hereby appoints Catherine L. Hughes, Jerry C. Jones and Christopher W. Wolf, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of the Company, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 7,000,000 shares of common stock, $.10 par value, of Acxiom to be issued and delivered in accordance with the 2005 Equity Compensation Plan of Acxiom Corporation, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 9th day of January, 2008.

Signed: /s/ Kevin M. Twomey Name: KEVIN M. TWOMEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, as Chief Financial Officer of Acxiom Corporation ("the Company”), acting pursuant to authorization of the Board of Directors of the Company, hereby appoint Catherine L. Hughes and Jerry C. Jones, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as an officer of the Company, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 7,000,000 shares of common stock, $.10 par value, of Acxiom to be issued and delivered in accordance with the 2005 Equity Compensation Plan of Acxiom Corporation, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 10th day of January, 2008.

Signed: /s/ Christopher W. Wolf Name: Christopher W. Wolf Title: Chief Financial Officer